STAAR Larger Company Fund
Ticker: SITLX
SUMMARY P R O S P E C T U S
May 1, 2010
Phone: 888-717-8227
E-mail: staarbase@staarfunds.com
Website www.staarfunds.com
INVESTMENT OBJECTIVE: The STAAR Larger Company Stock Fund seeks to create growth with some income.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.staarfunds.com/financialreports/prospectus2010_main.htm. You can also get this information at no cost by calling 1-888-717-8227 or by sending an e-mail request to staarbase@aol.com.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not approve or disapprove these securities, or pass upon the accuracy or adequacy of the content of this Prospectus. Any representation to the contrary is a criminal offense.
Please See the Fund’s Privacy Policy on the Inside Back Cover of this Prospectus.
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Larger Company Fund
Investment Objective: The STAAR Larger Company Fund seeks to create long term growth with some income primarily by investing in large company and larger mid-size company mutual funds and stocks.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
SHAREHOLDER FEES1 SUMMARY SECTION
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) Fees*	0.25%
Other Expenses	1.39%
Acquired Fund Fees & Expenses	0.58%

Total Annual Fund Operating Expenses	3.12%

*	Expenses shown are the maximum that could have been charged. Actual 12b-1 Expenses were 0.01%. Therefore actual total Annual Operating Expenses were 2.88%.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$315	$963	$1635	$3430

Note: Above examples assume maximum expenses. Actual were lower.
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.08% of the average value of its portfolio.
     Principal Investment Strategies: The Fund invests primarily in other mutual funds that invest in stocks of large and larger mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund’s assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of over $3 billion.
     In terms of market composition, the majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund’s holdings, i.e. less than 5%.
     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund’s manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a “blend” style. Depending on economic and market conditions and trends, the Fund’s manager may weight the styles toward either growth or value.
     Most mutual funds and stocks owned are expected to produce some dividend income.
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Larger Company Fund
Principal Risks: The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of your money on your investment in the Fund. The principal risks of the Fund include:
Management Risk — There is a risk that the adviser’s research, analysis techniques and strategies or used by the investment adviser and/or the investment adviser’s selection of securities may fail to produce the intended results.
Investment Risks — Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund’s value even in an “up” market.
Credit Risks — There is a risk that an issuer of fixed-income or debt securities will not make timely payments of principal and interest.
Risks of Investing in Funds — There are certain risks associated with the character and mechanics of mutual funds. Shareholders do not control investment transactions and decisions made by managers determine performance. Transactions cause tax events that are passed through to shareholders.
Stock Market Risks — Investing in equity securities carries stock market risks and significant fluctuations in price – if the stock market declines in value, a Fund is likely to decline in price. Another risk associated with investments in equity securities is that of a company being unable to perform as anticipated due to factors such as poor management, weak demand for its products and less than anticipated earnings.
Bond Market Risks — Investing in bonds may involve risks that affect the bond markets in general, such as general economic conditions and adverse changes in interest rates.
Foreign Investment Risks — Investing in foreign securities involves risks such as adverse political, social, political and economic developments, different regulations to which companies are subject, currency fluctuations, limited information about the foreign companies, less liquidity in foreign markets and less protection for the shareholders in the foreign market.
Portfolio Holdings: The holdings may be found in the Annual and Semi-Annual reports found at www.staarfunds.com.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Returns as of December 31, 2009
GRAPH

2009	16.5%
2008	-33.4%
2007	3.6%
2006	9.4%
2005	3.7%
2004	10.6%
2003	20.7%
2002	-18.1%
2001	-9.9%
2000	-2.7%
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.11% (quarter ending 06/30/09) and the lowest return for a quarter was –19.34% (quarter ending 12/31/08).
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Larger Company Fund
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/2009

				Since
		Past 5	Past 10	Inception
	One Year	Years	Years	(05/28/97)
STAAR Larger Company Fund
Return Before Taxes	16.50%	-1.83%	-1.33%	2.09%

Return After Taxes on Distributions*	16.50%	-2.11%	-1.58%	1.47%

Return After Taxes on Distributions and Sale of Fund Shares*	14.03%	-1.78%	-1.33%	1.26%

S&P 500 Index 1 (Reflects no deductions for taxes, fees or expenses)	26.46%	0.42%	-0.95%	3.96%

1	The S&P 500 is a broad market index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

*	After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes, and after taxes on distributions, because it may include a tax benefit resulting from the capital losses that would have resulted.
Updated performance information can be accessed at www.staarfunds.com.
Management
Investment Adviser: STAAR Financial Advisors, Inc. is the investment adviser (the “Adviser”) for the Fund.
Portfolio Manager: J. Andre Weisbrod has served as the Fund’s portfolio manager since 1996. Mr. Weisbrod is the President and Director of the Adviser.
Purchasing and Selling Shares: Investors may purchase, exchange or redeem Fund shares at the Fund’s net asset value (“NAV”) next computed after receipt of the order. You may conduct transactions by mail, to Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Broadview Heights, OH 44147, or by telephone at 1-888-717-8227. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the NAV calculated on that day. “Good order” means your purchase request includes the name of the fund, the dollar amount of shares to be purchased, a purchase application or investment stub, and a check payable to “STAAR Investment Trust” and specify which Fund or Funds is/are to receive the deposit and in what amounts. If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund is $1,000 that may be split among one or more of the STAAR Funds. Subsequent investments in the Fund will be subject to a $50 minimum per Fund.
Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Larger Company Fund
your salesperson or visit your financial intermediary’s Web site for more information. The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. There may also be administrative fees associated with brokerage trading platforms. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
PRIVACY STATEMENT
CATEGORIES OF INFORMATION WE COLLECT
We collect nonpublic information about you from the following sources:
•	Information we receive from you on applications or other forms; such as, your name, address, social security number, assets and income

•	Information about your transactions with our affiliates, others, or us; such as your account history and your investments

•	Information you provide us during meetings.
CATEGORIES OF INFORMATION WE DISCLOSE
We do not disclose any nonpublic personal information about our investors or former investors to anyone, except as required by law (i.e. a subpoena or the IRS).
We restrict access to nonpublic information about our investors and clients to those affiliates, such as our advisor and the service companies providing administrative services to us and employees who need to know that information to provide our services. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our investor’s nonpublic personal information.
For more information, call (412) 367 9076.
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com